SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                  FORM 8-K12(g)3

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: May 19, 2000


                                  Tempus, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)


                            WTAA International, Inc.
                         -------------------------------
                     (New name of corporation post-merger)


Wyoming                        000-28847               83-0321934
--------------                -----------              -------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          pre-merger)
pre-merger)


Florida                                                65-0260846
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)



          1027 South Rainbow Blvd., Unit #391, Las Vegas, Nevada 89145
           ----------------------------------------------------------
                                  (NEW ADDRESS)

                 214 South Center Street, Casper, Wyoming 82601
             ------------------------------------------------------
                                (FORMER ADDRESS)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (702) 341-6622

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

On May 12, 2000, WTAA International, Inc. entered into a Share Purchase Agreement with shareholders of Tempus, Inc. in which WTAA International, Inc. acquired for $.01 per share, 1,230,000 shares outstanding (100%) of the Registrant for purpose of accomplishing a Merger of WTAA International, Inc. and Tempus, Inc. WTAA International, Inc. and Tempus, Inc. completed a merger with WTAA International, Inc. being the surviving company pursuant to a Plan of Merger.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

From December 1996 to April 30, 1998, Mr. Barry L. Friedman, Certified Public Accountant, produced the Company's financial statements. There have been no disagreements between management and Mr. Friedman. Mr. David Coffey, Certified Public Accountant, produced the Company's audited financial statements for fiscal 1998. There are no disagreements with Mr. Coffey. Amisano and Hanson, of Vancouver, British Columbia, were engaged to perform the Audits of the Financial Statements for 1999.

ITEM 5.    OTHER EVENTS

WTAA International, Inc. (the "Company") was incorporated in the State of Florida on April 19, 1991, under the name of Aarden-Bryn Enterprises, Inc. The Company became a foreign Registrant in the State of Nevada on December 24, 1998, when the Company became qualified to transact business in the State of Nevada.

Since its incorporation, the Company has changed its name several times. On August 27, 1998 the Company changed its name to Corbett's Cool Clear Water, Inc., on August 31, 1998, to Corbett's Cool Clear Water, Inc., on October 26, 1998 to Canadian Cool Clear Water, Inc, on February 11, 1999 to Canadian Cool Clear Wtaa, Inc. and finally to its current name, WTAA International, Inc. on September 24, 1999.

In July of 1998, the Board of Directors of the Company decided to examine opportunities in the bottled water industry. For the next six months Management conducted research into the bottled water industry. By the end of 1998, a business plan had been developed and 1999 became a year where operations were commenced.

OFFICES

The Company has offices in Las Vegas, Nevada; Phoenix, Arizona and Vancouver, British Columbia.

BUSINESS OF THE ISSUER

The Company has undertaken a business plan that will see it entering the growing bottled water industry. While the Company intends to focus initially on the small package (under 16 oz) bottle segment, the Company intends to also enter the home and office large bottle (5 gallon) and custom bottling segments.

THE INDUSTRY

Bottled water represents the fastest growing segment of the beverage industry. The impetus for such growth appears to be a perception that municipal water sources are unsafe and growing interest by consumers in healthy lifestyles. In the 1997, consumption of bottled waters averaged 8.7 gallons per year per person in the United States. While American consumption is increasing, it pales in comparison to the annual European average of 31.5 gallons per person. By the year 2002, North American consumption is projected to double resulting in market worth $5 billion annually.

At the present time, the North American bottled water industry is dominated by a limited number of multi-national corporations that in 1997 accounted for more than 60% of all bottled water sales. The balance of the market consists of numerous small regional companies.

In regard to product, spring water (water coming from a single identified source) makes up the largest segment. Purified water (water obtained from any number of sources and the purified) is a growing segment that has attracted the attention of major beverage players such as Coke and Pepsi. The final product segment is the sparkling or carbonated spring water segments. This segment is dominated by Perrier and San Pellegrino and tends to be concentrated in the restaurant sector in large urban centers.

DISTRIBUTION METHODS

The Company plans to utilize the expertise of the existing broker/distributor network to gain penetration into retail situations. The Company will work closely developing its relationships with brokers who provide support for the major distributors.

PROPRIETARY RIGHTS

The Company has no other patents, licenses, trademarks, franchises, concessions, royalty agreements or labor contracts other than the following:

LICENSES

The Company holds license  agreements  granting the Company  exclusive  right to manufacture,  distribute  and market bottled water products in the United States and Canada utilizing certain  trademarked images. The following table provides a summary of the Company's licenses:
------------------------------------ ---------------- ----------------- ------------------- -----------------
              License                Term of License    Royalty Rate      Guaranteed Fee    Advance Royalty
                                                       Payable by the     Payable by the     Payable by the
                                                          Company            Company            Company
------------------------------------ ---------------- ----------------- ------------------- -----------------
Hollywood Chamber of Commerce
"Hollywood Sign"                         3 Years         4.0- 6.0%           $70,000            $10,000
"Walk of Fame"
------------------------------------ ---------------- ----------------- ------------------- -----------------
Universal Studios Licensing
"Woody Woodpecker"                       2 Years            6.0%             $30,000            $25,000
"Universal Monsters"                     3 Years            6.0%             $25,000            $20,000
"The Flintstones in Viva Rock Vegas"     1 Year             5.0%             $20,000            $15,000
"Rocky & Bullwinkle"                     2.5 Years          5.0%             $25,000            $20,000
------------------------------------ ---------------- ----------------- ------------------- -----------------
Scholtzsky's Inc.                        Ongoing       $0.48 per case           0                  0
------------------------------------ ---------------- ----------------- ------------------- -----------------
Sony Pictures Consumer Products
"Dawson's Creek"                         2 Years            6.5%             $120,000           $90,000
------------------------------------ ---------------- ----------------- ------------------- -----------------
Class of 2000, Inc.
"Class of 2000"                          2 Years            6.0%                0                  0
------------------------------------ ---------------- ----------------- ------------------- -----------------


EMPLOYEES

As of May 12, 2000, the Company had two employees. While the Company expects to hire additional employees in the coming year, there are no definite plans at the present time to increase staffing.

REPORTS TO SECURITY HOLDERS

The Company intends to become a reporting company and will deliver an annual report to security holders of record. The annual report will include audited financial statements. The Company is responsible for timely filing of annual and quarterly reports with the Securities and Exchange Commission.

DESCRIPTION OF PROPERTY

BUSINESS OFFICES

The Company's principal business office is located at 8260 East Raintree Drive, Unit 106, Scottsdale, Arizona, 85260. The Company pays annual rent in the amount of $6,540. The Company has no other interests in real estate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of each person who is known to the Company to be the beneficial owner of more than 5% of the Company's common stock as of May 12, 2000. The term "beneficial ownership," as defined by applicable federal securities laws, includes shares that may be acquired within 60 days upon the exercise of options, warrants and other rights. This information is based upon information that has been received from and on behalf of the named individuals.
Unless otherwise noted below, the persons named in the table have sole voting and sole investment powers with respect to each of the shares reported as beneficially owned by such person:

-------------------------------- -------------------- ---------------------------- -------------------------
NAME AND ADDRESS OF BENEFICIAL     TITLE OF CLASS        AMOUNT AND NATURE OF        PERCENT OF CLASS (2)
             OWNER                                     BENEFICIAL OWNERSHIP (1)
-------------------------------- -------------------- ---------------------------- -------------------------
McKay, Wm R.                           Common              4,950,000 shares                 29.8%
727-666 Leg In Boot Square
Vancouver, BC  V5Z 4B4                Preferred             200,000 shares                  66.7%
-------------------------------- -------------------- ---------------------------- -------------------------
Larson, Randy                          Common              2,260,000 shares                 17.3%
961 Maywood Avenue
Port Coquitlam, BC  V3B 4X7           Preferred             100,000 shares                  33.3%
-------------------------------- -------------------- ---------------------------- -------------------------

(1) Under Rule 13(d) of the Exchange Act, shares not outstanding but subject to options, warrants, rights or conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by persons having such rights, but are not deemed outstanding for the purpose of computing the percentage for any other person.

         The total number of shares reported for each of Mssrs. McKay and Larson represent their actual common share holdings, plus the common shares they would receive if they converted their preferred shares, plus the common shares they would acquire under their management options. The Percent of Class has been calculated for each person, using this expanded share total, divided into the current common share total of 10,388,059 plus the converted preferred shares and exercised management options.

(2) A total of 300,000 preferred shares have been issued and paid for, within a total authorized 500,000 preferred shares. Each preferred share is convertible to the common stock of the Company on the basis of one preferred share for ten common shares.

(3) As of June 7, 2000, there were 13,660,347 common shares outstanding. Unless otherwise noted, the security ownership disclosed is of record and beneficial.


SECURITY OWNERSHIP OF MANAGEMENT

The  following  table  sets  forth  certain  information  with  respect  to  the beneficial  ownership of each officer and  director,  and of all  directors  and executive officers as a group as of June 7, 2000.
------------------------------------ ---------------- ---------------------------- -------------------------
  Name and Address of Beneficial     Title of Class      Amount and Nature of          Percent of Class
               Owner                                     Beneficial Ownership

------------------------------------ ---------------- ---------------------------- -------------------------
McKay, Wm R.                             Common            4,950,000 shares                 29.8%
727-666 Leg In Boot Square
Vancouver, BC  V5Z 4B4                  Preferred            200,000 shares                 66.7%
------------------------------------ ---------------- ---------------------------- -------------------------
Larson, Randy                            Common            2,650,000 shares                 17.3%
961 Maywood Avenue
Port Coquitlam, BC  V3B 4X7             Preferred            100,000 shares                 33.3%
------------------------------------ ---------------- ---------------------------- -------------------------
Nickolas, Steve                          Common             400,000 shares                   2.5%
15550 North Frank Lloyd
Wright Blvd., Unit #1092
Scottsdale, AZ  85260
------------------------------------ ---------------- ---------------------------- -------------------------
Weinstein, Dr. C.J.                      Common             500,000 shares                   3.6%
P.O. Box 115
1 Big Sur, CA  93920
------------------------------------ ---------------- ---------------------------- -------------------------
Mueller, Robert                          Common             600,000 shares                   4.2%
451 Pemberton Way
Austin, TX  78737
------------------------------------ ---------------- ---------------------------- -------------------------

There are no arrangements that may result in a change in control of the Company.

DESCRIPTION OF SECURITIES

COMMON STOCK

The Company's Articles of Incorporation provide that the Company is authorized to issue 50,000,000 shares of common stock with a par value of $0.001 per share. As of June 7, 2000, 13,660,347 shares were issued and outstanding.

Each holder of record of the Company's common stock is entitled to one vote per share in the election of the Company's directors and all other matters submitted to the Company's stockholders for a vote. Holders of the Company's common stock are also entitled to share pro rata in all dividends when, as, and if declared by the Board of Directors from funds legally available therefore, and to share pro rata in all assets available for distribution to the Company's stockholders upon liquidation or dissolution, subject in both cases to any preference that may be applicable to any outstanding preferred stock. There are no preemptive rights to subscribe to any of the Company's securities, and no conversion rights or sinking fund provisions applicable to the common stock.

Neither the Company's articles of incorporation nor its bylaws provide for cumulative voting. Accordingly, persons who own or control a majority of the shares outstanding may elect all of the Company's directors, and persons owning less than a majority could be foreclosed from electing any.

PREFERRED STOCK - CLASS "A"

The Company's Articles of Incorporation provide that the Company is authorized to issue 500,000 shares of preferred stock with a par value of $0.01 per share. As of June 7, 2000, 300,000 shares were issued and outstanding.

The preferred shares are convertible at the option of the holder at any time up until 5:00 pm Pacific Standard Time on January 31, 2004 into common shares of the Company on the basis of ten common shares for each preferred share. The preferred shares are not entitled to receive a fixed dividend or attend, receive notice, or vote at any meeting of shareholders of the Company. The preferred shares are not redeemable by the Company. In the event of liquidation, dissolution or winding-up of the Company, the holders of the preferred shares shall have preference over the holders of common shares. Subject to such legal limitations, the holders of the preferred shares shall be entitled to receive an amount equal to $1.00 per share. After payment of such amount, the holders of the preferred shares will not be entitled to any further amounts. If the property of the Company is insufficient to pay in full the amount due on all the preferred shares, then the preferred shareholders will be entitled to share pro rata in all assets available for distribution to the Company's stockholders upon liquidation or dissolution.

There are no preemptive rights to subscribe to any of the Company's securities and no sinking fund provisions applicable to the common stock.

DEBT SECURITIES

As of May 31, 2000, the Company had no outstanding debt securities.

(1) On January 20, 1999 the Company issued 200,000 Class A preferred shares in the capital of the Company to Mr. McKay, an officer and director of the Company. The Class A preferred shares may be converted into common shares of the Company at the option of the holder on or before January 31, 2004 at convertible on the basis of one preferred share for ten common shares.

(2) On January 20, 1999 the Company issued 100,000 Class A preferred shares in the capital of the Company to Mr. Larson, an officer and director of the Company. The Class A preferred shares may be converted into common shares of the Company at the option of the holder on or before January 31, 2004 at convertible on the basis of one preferred share for ten common shares.

(3) In July 1999, Dewan Shipping S.A. advanced a loan of $191,800 to finance, operations. This loan is convertible into WTAA common shares at a 20% discount to the ten day average trading price prior to the date Dewan elects to convert. On May 30, 2000, Dewan elected to convert, resulting in the issuance of 1,508,216 common shares being issued, plus a like number of share purchase warrants.

(4) On September 21, 1999, the Company also issued 100,000 warrants to Canpar Industries permitting Canpar Industries to purchase one common share in the Company for each warrant at an exercise prices of $0.70. As of March 31, 2000, none of the warrants had been exercised.

(5) On December 14, 1999, the Company also issued 71,428 warrants to Jonan Enterprises permitting Jonan Enterprises to purchase one common share in the Company for each warrant at an exercise price of $0.85. As of March 31, 2000, none of the warrants had been exercises.

(6) On March 16, 2000, Caldren Consulting Ltd provided a loan totaling $180,000 to fund operations, which loan was convertible at the option of the lender to the common shares of the company, based on the market price at the date the lender elects in writing to convert. Caldren Consulting did elect to convert that loan, which resulted in the issuance of 915,156 common shares.

MARKET PRICE OF THE COMMON STOCK AND OTHER SHAREHOLDER MATTERS

MARKET INFORMATION

As of May 8, 1998 the Company has been quoted on the National Association of Securities Dealers, Inc.'s "OTC Bulletin Board" under the trading symbol "WTAA".

                  HIGH AND LOW SALES PRICES FOR EACH QUARTER WITHIN THE LAST TWO FISCAL YEARS*

----------------------- --------------------- -------------------- --------------------- --------------------
PERIOD                       MARCH 31ST            JUNE 30TH          SEPTEMBER 30TH        DECEMBER 31ST
(Quarter Ended)
----------------------- --------------------- -------------------- --------------------- --------------------
1998:
      Low Price ($)           No Price             No Price                0.09                 0.09
      High Price ($)          No Price             No Price                0.09                 0.375
----------------------- --------------------- -------------------- --------------------- --------------------
1999:
     Low Price ($)             0.375                 1.25                  0.50                 0.43
     High Price ($)             3.25                 2.18                  2.25                 1.00
----------------------- --------------------- -------------------- --------------------- --------------------

* The quotations reflect inter-dealer prices, without mark-up, mark-down or commission and may not represent actual transactions.

                                       7

HOLDERS

As of June 7, 2000, the number of record holders of the Company's common stock is 33. It is unknown how many are held in "street name."

DIVIDENDS

The Company has never paid cash dividends on its common or preferred stock and does not intend to do so in the foreseeable future. The Company currently intends to retain any earnings for the operation and expansion of its business.

LEGAL PROCEEDINGS

As of June 7, 2000, only one known lawsuit or claim has been made against the Company.

1. Starbase-1 Coffee Company, Inc. v. WTAA International, Inc. (U.S. District Court of Nevada): in 1999, the Company entered into an agency agreement with Starbase-1 Coffee Company, Inc. ("Starbase") granting the Company the exclusive right to the manufacture, distribution and marketing of bottled water products using licensed images from the Star Trek television series. Starbase alleges that the Company has breached the agency agreement and seeks to terminate the agency agreement and unspecified damages. The Company has filed an answer and counterclaim alleging that Starbase has breached the agency agreement by engaging another firm to produce bottled water products bearing the Star Trek images and seeks a court order requiring Starbase to cooperate with the Company in the manufacture, distribution and marketing of the Star Trek-branded bottled water products throughout Canada and the United States.

RECENT SALES OF UNREGISTERED SECURITIES

During the last three years, the Company has issued and/or sold the following unregistered securities. Such transactions were exempt from registration by virtue of the private placement exemptions provided by Section 4(2) and/or Rule
504 of Regulation D promulgated under the Securities Act of 1933. Such transactions were also exempt from registration by virtue of the fact that they did not involve a public offering of securities and occurred outside of the United States.

------------------------- --------------- ---------------------- ------------ ------------- -----------------
Name of Shareholder         Exemption        Class of Shares     Number of    Date of       Price Per Share
                           Relied Upon                           Shares       Issue              (Cash)
------------------------- --------------- ---------------------- ------------ ------------- -----------------
Wm. McKay                    Rule 504            Common          2,000,000    01/06/1999         $0.001
------------------------- --------------- ---------------------- ------------ ------------- -----------------
R. Larson                    Rule 504            Common          1,000,000    01/06/1999         $0.001
------------------------- --------------- ---------------------- ------------ ------------- -----------------
V. Campbell                  Rule 504            Common          825,000      01/06/1999         $0.001
------------------------- --------------- ---------------------- ------------ ------------- -----------------
M. Martin                    Rule 504            Common          875,000      01/06/1999         $0.001
------------------------- --------------- ---------------------- ------------ ------------- -----------------
C. Milaire                   Rule 504            Common          800,000      01/06/1999         $0.001
------------------------- --------------- ---------------------- ------------ ------------- -----------------
Sarah Jane Ltd.              Rule 504            Common          800,000      01/06/1999         $0.001
------------------------- --------------- ---------------------- ------------ ------------- -----------------
P. Zgraggen                  Rule 504            Common          825,000      01/06/1999         $0.001
------------------------- --------------- ---------------------- ------------ ------------- -----------------
U. Reiter                    Rule 504            Common          875,000      01/06/1999         $0.001
------------------------- --------------- ---------------------- ------------ ------------- -----------------
Wm. McKay (1)                Rule 504           Preferred        200,000      01/20/1999         $0.01
------------------------- --------------- ---------------------- ------------ ------------- -----------------
R. Larson (2)                Rule 504           Preferred        100,000      01/20/1999         $0.01
------------------------- --------------- ---------------------- ------------ ------------- -----------------
Shaben World Enterprises     Rule 504            Common          22,000       01/22/1999         $3.00
------------------------- --------------- ---------------------- ------------ ------------- -----------------
P. Meredith                  Rule 504            Common          4,000        04/07/1999         $1.25
------------------------- --------------- ---------------------- ------------ ------------- -----------------
Exeter Mgmt & Holdings       Rule 504            Common          96,979       04/29/1999         $1.25
------------------------- --------------- ---------------------- ------------ ------------- -----------------
Canpar Industries            Rule 504            Common          55,556       05/05/1999         $1.35
------------------------- --------------- ---------------------- ------------ ------------- -----------------
R. Mueller                   Rule 504            Common          33,333       07/26/1999         $1.50
------------------------- --------------- ---------------------- ------------ ------------- -----------------
Canpar Industries (3)        Rule 504            Common          583,333      09/21/1999         $0.60
------------------------- --------------- ---------------------- ------------ ------------- -----------------
Jonan Enterprises (4)        Rule 504            Common          142,857      12/14/1999         $0.70
------------------------- --------------- ---------------------- ------------ ------------- -----------------
New Oriental Investment      Rule 504            Common          738,916      05/09/2000         $0.203
------------------------- --------------- ---------------------- ------------ ------------- -----------------
Dewan Shipping S.A.          Rule 504            Common          1,508,216    05/30/2000         $0.136
------------------------- --------------- ---------------------- ------------ ------------- -----------------
Caldren Consultants Ltd.     Rule 504            Common          915,156      05/31/2000         $0.20
------------------------- --------------- ---------------------- ------------ ------------- -----------------



There have been no other shares issued by the Company since June 7, 2000.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Articles of Incorporation and By-laws of the Company states that no director or officer of the Company shall be personally liable to the Company or its shareholders for damages for breach of any duty owed to the Company or its shareholders. Additionally, the Company has the power to indemnify the officers and directors of the Company against any contingency or peril as may be determined to be in the best interests of the Company. The Company has the power to procure such insurance polices for the benefit of its officers and directors at the Company's expense.


ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

The following table identifies the Company's directors, executive officers and certain other key employees as of June 7, 2000. Directors are elected at the Company's annual meeting of stockholders and hold office until their successors are elected and qualified. The Company's officers are appointed by the Board of Directors and serve at the pleasure of the Board. The date of the Company's 1999 Annual General Meeting of Stockholders has not yet been set.

NAME                              POSITION(S) HELD      TERM AS DIRECTOR EXPIRES

Wm. R. McKay (P.Eng.)             Chairman/CEO                           2000
Randy Larson                      Director/President/CFO/                2000
Robert Mueller                    Director                               2000
Dr. C.J. Weinstein                Director                               2000
Steve Nikolas                     Consultant                              -

WM. R. MCKAY (P.ENG.), 65, is a petroleum-engineering graduate from the University of Oklahoma. Mr. McKay has served as a board member to a number of organizations including the BC Science and Research, Westac Transportation Advisory Council, the Calgary Stampeders Football Club, the Canadian Football League, and Discovery Park. Since 1991, Mr. McKay has been the Chairman and CEO of Jupiter Capital Ventures Inc., a Vancouver-based corporate finance company. He has been the Chairman and CEO of the Company since January of 1999.

RANDY LARSON, 40, graduated with an honours degree in finance and economics from the University of British Columbia. From 1984 to 1996, Mr. Larson was a manager with the Hongkong Bank of Canada. Since 1996, Mr. Larson has ran his own financial management company - 3D Financial Management Ltd and served as a Director and Vice-President of Jupiter Capital Ventures Inc., a Vancouver-based private corporate finance company. He has been the CFO, Secretary, Treasurer and a Director of the Company since 1998.

ROBERT MUELLER, 59, is an engineering graduate from Purdue University. He also has Juris Doctor Law degree from Capital University, Columbus, Ohio. After careers in law and real estate development, in 1993 Mr. Mueller was a founder of California Bottling Corp. or Roseville, California. In addition to being a Director and President of California Bottling Company, Inc., Mr. Mueller is also the Chairman and CEO of Water Source One a national marketer for major retailers of bottled water products such as Wal-Mart, K-Mart and Albertson's. Mr. Mueller is also Vice-President of the California Water Association and a member of the International Bottled Water Association.

DR. C.J.  WEINSTEIN,  74, is the  founder of the Image  Institute  of  Monterey,
California  an  executive  development  and  team  building  organization.   Dr.
Weinstein has been a director of the Company since 1999.

STEVE NICKOLAS, 44, is a graduate of Claremont Colleges in Southern California. Mr. Nickolas has 24 years' experience in the beverage industry, including 15 years where he owned his own bottling companies. Mr. Nickolas has extensive experience in both home and office bottled water sales and is knowledgeable of distribution and marketing methods of the bottled water industry. Mr. Nickolas served as the Company's Chief Marketing Officer from February 15, 1999 to February 15, 2000. The Company is currently negotiating a renewal of Mr. Nickolas' contract and in the interim he is performing the same functions as he previously did as the Chief Marketing Officer. Mr. Nickolas declared personal bankruptcy in 1997.

EXECUTIVE COMPENSATION

The following table sets forth compensation paid or accrued by the Company for the period ending December 31, 1999, to the Company's officers, directors, and other key employees.

----------------------- ------ ---------- -------- --------------- --------------------------------------- ----------------
                                                                           Long Term Compensation
                                      Annual Compensation                     Awards             Payouts
         (a)             (b)      (c)       (d)         (e)            (f)            (g)          (h)           (i)
----------------------- ------ ---------- -------- --------------- ------------ ---------------- --------- ----------------
Name & Principal         Year   Salary     Bonus    Other Annual    Restricted  Securities Under-  LTIP     All Other Compensation
Position                         ($)        ($)     Compensation      Stock     lying Options/     Payouts         ($)
                                                         ($)         Award(s)   SARs (#)             ($)
------------------------------------------------------------------------------------------------------------------------------------
Wm. R. McKay            1998       0         0           0              0              0            0             0
Chairman/CEO            1999       0         0           0              0              0            0             0
----------------------- ------ ---------- -------- --------------- ------------ ---------------- --------- ----------------
Randy Larson            1998       0         0           0              0              0            0             0
CFO, Director           1999       0         0           0              0              0            0             0
----------------------- ------ ---------- -------- --------------- ------------ ---------------- --------- ----------------
Steve Nickolas          1999    102,342      0           0              0              0         437,500          0
Chief Marketing Officer
----------------------- ------ ---------- -------- --------------- ------------ ---------------- --------- ----------------
Dr. C.J. Weinstein      1998       0         0           0              0              0            0             0
Director                1999       0         0         6,000          50,000           0            0             0
----------------------- ------ ---------- -------- --------------- ------------ ---------------- --------- ----------------
Robert Mueller          1998       0         0           0              0              0            0             0
Director                1999       0         0           0              0              0            0             0
----------------------- ------ ---------- -------- --------------- ------------ ---------------- --------- ----------------

1 Restricted stock awards during the fiscal year ended December 31, 1999, included the following:

May 7, 1999      Steve Nickolas      250,000 Common    Value: $1.75 per share

The shares issued to Mr. Nickolas are to be vested and earned based on a performance review to be conducted by the Board of Directors by February 15, 2000. As of March 31, 2000, the performance review had not yet been agreed to and, accordingly, the stock has not vested and has been recorded in the foregoing table of executive compensation under the "LTIP Payouts" column.

December 20, 1999 Dr. C.J. Weinstein   100,000 Common    Value: $0.50 per share

These shares are already vested to Dr. Weinstein.

February 23, 2000 Robert Mueller       100,000 Common    Value: $0.55 per share

These shares were issued after the year-end for fiscal 1999 and, accordingly, are not included in the foregoing table of executive compensation.

SUMMARY OF INDIVIDUAL OPTIONS GRANTED AND OUTSTANDING TO JUNE 7, 2000.

In December 1999, the Company granted options to purchase 350,000 common shares of the Company's stock to Mr. McKay for management services provided to the Company. Such options are exercisable at $0.50 per share at any time up until December 31, 2004.

In December 1999, the Company granted options to purchase 250,000 common shares of the Company's stock to Mr. Larson for management services provided to the Company. Such options are exercisable at $0.50 per share up until December 31, 2004.

In December 1999, the Company granted options to purchase 150,000 common shares of the Company's stock to Mr. Nickolas for services provided to the Company. Such options are exercisable at $0.50 per share up until December 31, 2004.

In December 1999, the Company granted options to purchase 100,000 common shares of the Company's stock to Dr. C.J. Weinstein for his services as a director of the Company. Such options are exercisable at $0.50 per share up until December 31, 2004.

In December 1999, the Company granted options to purchase 100,000 common shares of the Company's stock to Mr. C.J. Mueller for his services as a director of the Company. Such options are exercisable at $0.50 per share December 31, 2004.

In May 2000, the Company granted options to purchase 600,000 common shares of the Company's stock to Mr. McKay for management services provided to the Company. Such options are exercisable at $0.20 per share at any time up until December 31, 2004.

In May 2000, the Company granted options to purchase 400,000 common shares of the Company's stock to Mr. Larson for management services provided to the Company. Such options are exercisable at $0.20 per share up until December 31, 2004.

In May 2000, the Company granted options to purchase 300,000 common shares of the Company's stock to Dr. C.J. Weinstein for his services as a director of the Company. Such options are exercisable at $0.20 per share up until December 31, 2004.

In May 2000, the Company granted options to purchase 400,000 common shares of the Company's stock to Mr. Mueller for his services as a director of the Company. Such options are exercisable at $0.20 per share December 31, 2004.


                                   AGGREGATE FISCAL YEAR-END OPTION/SAR VALUES

----------------------- --------------------- -------------------- --------------------- --------------------
                                                                   Number of             Value of
                                                                   Securities            Unexercised
                                                                   Underlying            In-the-Money
                                                                   Unexercised           Options/SARS at
                                                                   Options/SARS at       FY-END Dec. 31/99
                                                Value Realized     FY-End Dec. 31/99
Name                       Shares Granted             ($)
----------------------- --------------------- -------------------- --------------------- --------------------
Wm. R. McKay                     0                     0                 350,000                  0
----------------------- --------------------- -------------------- --------------------- --------------------
Randy Larson                     0                     0                 250,000                  0
----------------------- --------------------- -------------------- --------------------- --------------------
Steve Nickolas                   0                     0                 150,000                  0
----------------------- --------------------- -------------------- --------------------- --------------------
Dr. C.J. Weinstein               0                     0                 100,000                  0
----------------------- --------------------- -------------------- --------------------- --------------------
Robert Mueller                   0                     0                 100,000                  0
----------------------- --------------------- -------------------- --------------------- --------------------

                                 LONG-TERM INCENTIVE PLANS - AWARDS IN THE LAST FISCAL YEAR

----------------------- ------------------ ------------------- ----------------- -------------- -------------
Name                        Number of        Performance or       Threshold         Target        Maximum
                        Shares, Units or      Other Period         ($ or #)        ($ or #)       ($ or #)
                          Other Rights      Until Maturation
                                               or Payout
----------------------- ------------------ ------------------- ----------------- -------------- -------------
Wm. R. McKay                   N/A                N/A                N/A              N/A           N/A
----------------------- ------------------ ------------------- ----------------- -------------- -------------
Randy Larson                   N/A                N/A                N/A              N/A           N/A
----------------------- ------------------ ------------------- ----------------- -------------- -------------
Steve Nickolas (1)           250,000          Performance            N/A            250,000         N/A
                                              Review by Board
----------------------- ------------------ ------------------- ----------------- -------------- -------------
Dr. C.J. Weinstein             N/A                N/A                N/A              N/A           N/A
----------------------- ------------------ ------------------- ----------------- -------------- -------------
Robert Mueller                 N/A                N/A                N/A              N/A           N/A
----------------------- ------------------ ------------------- ----------------- -------------- -------------

(1) On May 7, 1999, the Company issued 250,000  restricted  common shares to Mr.
Nickolas. At the time of the issuance, the market value of the Company's common shares was $1.75 per share. The shares were to be earned and vest upon a satisfactory performance review of Mr. Nickolas on February 15, 2000. As of March 31, 2000, the performance review had not been completed due to the inability of Mr. Nickolas and the Board to come to agreement as to the terms of the performance review. Accordingly, these restricted common shares have not vested in Mr. Nickolas and have been record as Long-Term Incentive Plans.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

Financial Statements -

     Audited Financial Statements of WTAA International, Inc. for 12/31/99 and 12/31/98

     Consolidated Pro Forma Financial Statements of WTAA International, Inc. as of 12/31/99 and 3/31/2000

Exhibits -             3.1 Articles of Incorporation of WTAA International, Inc.
                       3.2 Bylaws of WTAA International, Inc.
                       10.1  Plan of Merger
                       10.2  Articles of Merger

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 7, 2000                               WTAA International, Inc.


                                                  By: /s/William McKay
                                                      --------------------------
                                                      President

                            WTAA INTERNATIONAL, INC.

                    (formerly Canadian Cool Clear WTAA, Inc.)

                         REPORT AND FINANCIAL STATEMENTS

                           December 31, 1999 and 1998

                             (Stated in US Dollars)

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders,
WTAA International, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)


We have audited the accompanying balance sheet of WTAA International, Inc. (formerly Canadian Cool Clear WTAA, Inc.), as at December 31, 1999 and the statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of WTAA International, Inc. as of December 31, 1998 and 1997 were audited by other auditors whose reports dated July 6, 1999 and May 1, 1998, respectively, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of WTAA International, Inc. as at December 31, 1999 and the results of its operations and cash flows for the year then ended, in accordance with generally accepted accounting principles in the United States.

The accompanying financial statements referred to above have been prepared assuming that the company will continue as a going concern. As discussed in Note 1 to the financial statements, the company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt that the company will be able to continue as a going concern. The company is dependent on its ability to raise capital from shareholders or other sources to sustain operations. Management plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                              /s/ Amisano Hanson
                                                                "Amisano Hanson"
                                                           Chartered Accountants
Vancouver, Canada
May 16, 2000, except as to Note 12 (ii) which is as of
 May 17, 2000 and as to Notes 12 (vii),  (viii) and (ix)
 which are as of May 31, 2000.



                            WTAA INTERNATIONAL, INC.

                    (formerly Canadian Cool Clear WTAA, Inc.)

                                 BALANCE SHEETS

                           December 31, 1999 and 1998

                             (Stated in US Dollars)

                                                                                                      (Restated
                                                                                                     - Note 13)
                                                       ASSETS                      1999                 1998
                                                       ------                      ----                 ----
Current
   Cash                                                                      $         21,808     $              -
   Accounts receivable                                                                  9,257                    -
   Inventory                                                                           31,262                    -
   Prepaid expenses                                                                     1,264                    -
   Royalty advances                                                                    35,000                    -
                                                                             ----------------      ---------------
                                                                                       98,591                    -
Deferred finance charges (net of accumulated amortization of $1,364)                    8,636                    -
Deposit on investment - Note 3                                                        205,000                    -
                                                                             ----------------      ---------------
                                                                             $        312,227     $              -
                                                                             ================      ===============
                                   LIABILITIES

Current

   Accounts payable - Note 6                                                 $        134,157     $         32,091
   Due to related party - Note 6                                                        1,350                1,350
                                                                             ----------------      ---------------
                                                                                      135,507               33,441
Promissory notes payable - Notes 4 and 12                                             191,800                    -
                                                                             ----------------      ---------------
                                                                                      327,307               33,441
                                                                             ----------------      ---------------
                            STOCKHOLDERS' DEFICIENCY

Common stock - Notes 4, 5, 6 and 12                                                     9,473                1,000
Additional paid-in capital                                                            668,601                4,000
Shares subscribed - Note 5                                                             47,500                    -
                                                                             ----------------      ---------------
                                                                                      725,574                5,000
                                                                             ----------------      ---------------
Preferred stock - Notes 5 and 6                                                           300                    -
Additional paid-in capital                                                              2,700                    -
                                                                             ----------------      ---------------
                                                                                        3,000                    -
                                                                             ----------------      ---------------
Deficit                                                                         (     743,654)       (      38,441)
                                                                             ----------------      ---------------
                                                                                (      15,080)       (      33,441)
                                                                             ----------------      ---------------
                                                                             $        312,227     $              -
                                                                             ================      ===============

Nature and  Continuance  of  Operations - Note 1 Commitments - Notes 4, 5 and 11
Contingency - Note 11 (b) Subsequent Events - Note 12


APPROVED BY THE DIRECTORS:


                         , Director                                  , Director
------------------------                   --------------------------


                             SEE ACCOMPANYING NOTES



                            WTAA INTERNATIONAL, INC.
                    (formerly Canadian Cool Clear WTAA, Inc.)
                            STATEMENTS OF OPERATIONS
              for the years ended December 31, 1999, 1998 and 1997
                             (Stated in US Dollars)

                                                                                  (Restated
                                                                                  - Note 13)
                                                                1999                 1998                 1997
                                                                ----                 ----                 ----

Sales                                                   $          134,302   $                -   $                -
Cost of goods sold                                                 145,623                    -                    -
                                                        ------------------   ------------------   ------------------
                                                           (        11,321)                   -                    -
                                                        ------------------   ------------------   ------------------
General and Administrative Expenses

   Accounting and audit fees                                        13,480                    -                    -
   Advertising                                                      34,367                    -                    -
   Amortization of deferred finance charges                          1,364                    -                    -
   Bad debts                                                         5,307                    -                    -
   Bank charges and interest                                        16,768                    -                    -
   Consulting fees                                                 106,381                    -                    -
   Courier                                                          11,268                    -                    -
   Director's fee - Note 6                                           6,100                    -                    -
   Dues and subscriptions                                            3,571                    -                    -
   Insurance                                                           950                    -                    -
   Investor relations - Note 6                                      63,864                    -                    -
   Legal fees                                                       42,614               33,441                    -
   License fees - Note 11                                           21,897                    -                    -
   Office and general                                               26,780                    -                    -
   Printing                                                          3,586                    -                    -
   Rent                                                             28,890                    -                    -
   Telephone                                                        37,627                    -                    -
   Travel and entertainment                                         94,613                    -                    -
   Wages and benefits                                              123,491                    -                    -
                                                        ------------------   ------------------   ------------------
                                                                   642,918               33,441                    -
                                                        ------------------   ------------------   ------------------
Loss before other item                                     (       654,239)     (        33,441)
Inventory write-down                                                50,974                    -                    -
                                                        ==================   ==================   ==================
Net loss for the year                                   $  (       705,213)  $  (        33,441)  $                -
                                                        ==================   ==================   ==================
Loss per share                                          $  (          0.08)  $  (          0.03)  $  (          0.00)
                                                        ==================   ==================   ==================
Weighted average number of shares
outstanding                                                      8,744,894            1,000,000            1,000,000
                                                        ==================   ==================   ==================


                             SEE ACCOMPANYING NOTES



                            WTAA INTERNATIONAL, INC.
                    (formerly Canadian Cool Clear WTAA, Inc.)
                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
              for the years ended December 31, 1999, 1998 and 1997
                             (Stated in US Dollars)

                                                                        Additional
                                                                         Paid -in         Deficit
Common Stock - Notes 6 and 12             Shares          Amount          Capital       Accumulated       Total
------------                              ------          ------          -------       -----------       -----
Balance, December 31, 1991, 1992
Issued for services rendered                 10,000              10           4,990               -           5,000
Net loss for the year                             -               -               -      (    5,000)     (    5,000)
                                        -----------     -----------     ------------    ------------    ------------
Balance, December 31, 1994, 1995,
Forward stock split, 100 for 1              990,000             990      (      990)              -               -
Net loss for the year                             -               -               -      (    1,675)     (    1,675)
                                        -----------     -----------     ------------    ------------    ------------
Balance, December 31, 1998
- as previously reported                  1,000,000           1,000           4,000      (    6,675)     (    1,675)
Prior period adjustment for legal                 -               -               -               -               -
                                        -----------     -----------     ------------    ------------    ------------
Balance, December 31, 1998 Issued for cash:

   Private placement    - at $0.001       8,000,000           8,000               -               -           8,000
   Share subscriptions  - at $0.60          583,333             583         349,417               -         350,000
                        - at $0.70          142,857             143          99,857               -         100,000
                        - at $1.25          100,979             101         126,123               -         126,224
                        - at $1.35           55,556              56          74,944               -          75,000
                        - at $3.00           22,000              22          65,978               -          66,000
For services rendered                       350,000             350               -               -             350
   Less:  finder's fee                            -      (      782)     (   51,718)              -      (   52,500)
Net loss for the year                             -               -               -      (  705,213)     (  705,213)
                                        -----------     -----------     ------------    ------------    ------------
Balance, December 31, 1999               10,254,725   $       9,473   $     668,601   $  (  743,654)  $  (   65,580)
                                        ===========     ===========     ============    ============    ============
Shares Subscribed

Shares subscribed       - at $1.50           33,333   $          33   $      49,967                   $      50,000
   Less:  finders fees                            -      (       33)     (    2,467)                          2,500
                                        -----------     -----------     ------------    ------------    ------------
Balance, December 31, 1999                   33,333   $           -   $      47,500                   $      47,500
                                        ===========     ===========     ============    ============    ============
Preferred Stock - Note 6
---------------
Balance, December 31, 1998                        -   $           -   $           -                   $           -
Issued for cash during the year
   Share subscriptions  - at $0.01          300,000             300           2,700                           3,000
                                        -----------     -----------     ------------    ------------    ------------
Balance, December 31, 1999                  300,000   $         300   $       2,700                   $       3,000
                                        ===========     ===========     ============    ============    ============


                             SEE ACCOMPANYING NOTES



                            WTAA INTERNATIONAL, INC.
                    (formerly Canadian Cool Clear WTAA, Inc.)
                            STATEMENTS OF CASH FLOWS
              for the years ended December 31, 1999, 1998 and 1997
                             (Stated in US Dollars)

                                                                                  (Restated
                                                                                  - Note 13)
                                                                1999                 1998                 1997
                                                                ----                 ----                 ----
Cash Flow from Operating Activities

   Net loss for the year                                $  (       705,213)  $  (        33,441)  $                -
   Add items not using cash
     Amortization of deferred finance charges                        1,364                    -                    -
     Consulting fees, wages and benefits - Note 14                     350                    -                    -
     Inventory write-down                                           50,974                    -                    -
                                                        -------------------     ----------------  ------------------
                                                           (       652,525)     (        33,441)                   -
   Adjustment to reconcile net loss to net cash used
     Accounts receivable                                   (         9,257)                   -                    -
     Inventory                                             (        82,236)                   -                    -
     Prepaid expenses                                      (         1,264)                   -                    -
     Royalty advances                                      (        35,000)                   -                    -
     Accounts payable                                              102,066               32,091                    -
     Due to related parties                                              -                1,350                    -
                                                        -------------------     ----------------  ------------------
Net cash used in operating activities                      (       678,216)                   -                    -
                                                        -------------------     ----------------  ------------------
Cash Flow Used in Investing Activity

   Deposit on investment                                   (       205,000)                   -                    -
                                                        -------------------     ----------------  ------------------
Net cash used in investing activity                        (       205,000)                   -                    -
                                                        -------------------     ----------------  ------------------
Cash Flow Provided by Financing Activities

   Proceeds from promissory notes payable                          191,800                    -                    -
   Increase in deferred finance charges                    (        10,000)                   -                    -
   Issuance of common shares                                       725,224                    -                    -
   Issuance of preferred shares                                      3,000                    -                    -
   Payment of finder's fee                                 (        52,500)                   -                    -
   Shares subscribed                                                47,500                    -                    -
                                                        -------------------     ----------------  ------------------
Net cash provided by financing activities                          905,024                    -                    -
                                                        -------------------     ----------------  ------------------
Net increase in cash during the year                                21,808                    -                    -

Cash, beginning of year                                                  -                    -                    -
                                                        -------------------     ----------------  ------------------
Cash, end of year                                       $           21,808   $                -   $                -
                                                        ===================     ================  ==================

Non-cash Transactions - Note 14



                             SEE ACCOMPANYING NOTES

WTAA International, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 13
(Stated in U.S. dollars)
 ----------------------



                            WTAA INTERNATIONAL, INC.
                    (formerly Canadian Cool Clear WTAA, Inc.)
                        NOTES TO THE FINANCIAL STATEMENTS
                           December 31, 1999 and 1998
                            (Stated in U.S. Dollars)
                             ----------------------


Note 1        Nature and Continuance of Operations

              The company's principle business activities are the manufacturing, distributing and marketing of bottled water products in the United States and Canada.

              These financial statements have been prepared on a going concern basis. The company has a working capital deficiency of $36,916 as at December 31, 1999 and has accumulated a deficit of $743,654 since inception. Its ability to continue as a going concern is dependent upon the ability of the company to generate profitable operations and /or obtain necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The outcome of these matters cannot be predicted, with any certainty, at this time. The company historically satisfies its capital needs primarily by issuing equity securities. In addition, the company intends to expand its revenue through continued marketing plans. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the company be unable to continue as a going concern.

Note 2        Summary of Significant Accounting Policies

              The financial statements of the company have been prepared in accordance with generally accepted accounting principles in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involved the use of estimates, which have been made using careful judgement. Actual results may differ from these estimates.

              The financial statements, in management's opinion, have been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

              Organization

              WTAA International, Inc. was incorporated in the State of Florida on April 17, 1991, under the name of Aarden-Bryn Enterprises, Inc. The company became a foreign registrant in the State of Florida on December 24, 1998. On December 24, 1998 the company became qualified to transact business in the State of Nevada.

              On August 27, 1998 the company changed its name to Corbetts Clear Cool Water, Inc., on September 1, 1998 to Corbetts Cool Clear Water, Inc., on October 27, 1998 to Canadian Cool Clear Water, Inc., on February 11, 1999 to Canadian Cool Clear WTAA, Inc., and finally to WTAA International, Inc. on September 24, 1999.

              Inventory

              Inventory is valued at the lower of cost or market by management. Cost is determined by the first-in first-out method.

              Royalty Advances

              Royalty advances are capitalized and charged to income based on the applicable royalty rate on the related unit sales. Upon termination of the license, the balance of the royalty advance is written-off.

              License Fees

              License fees are capitalized and amortized on the straight-line basis over the term of the license. Upon termination of a license, the net carrying amount is written-off.

WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 2        Summary of Significant Accounting Policies - (cont'd)
              ------------------------------------------

              Deferred Finance Charges

              The company capitalizes all fees incurred with respect to obtaining financing. These charges are deducted from common stock if they related to the issuance of shares of the company or if related to the issuance of a debt instrument, they are amortized on a straight-line basis over the term of the related debt instrument.

              Foreign Currency Translation

              Foreign currency transactions are translated into U.S. dollars, the functional and reporting currency, by the use of the exchange rate in effect at the date of the transaction, in accordance with Statement of Financial Accounting Standards No. 52, " Foreign Currency Translation." At each balance sheet date, recorded balances that are denominated in a currency other than US dollars are adjusted to reflect the current exchange rate.

              Income taxes

              The company uses the liability method of accounting for income taxes pursuant to Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes."

              Stock Based Compensation

              The company has elected to account for stock-based compensation following APBO No. 25, "Accounting for Stock Issued to Employees" and to provide the disclosures required under SFAS No. 123, "Accounting for Stock Based Compensation" (Note 5).

              Basic Loss per Share

              The company reports basic loss per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share". Basic loss per share is computed using the weighted average number of shares outstanding during the year. Diluted loss per share has not been provided, as it would be anti-dilutive.

              Fair Market Value of Financial Instruments

              The carrying values of cash, accounts receivable, accounts payable and due to related party approximate fair value because of the short maturity of those instruments. The fair value of promissory notes payable are also assumed to approximate their carrying amounts.

Note 3        Deposit on Investment- Note 6
              ---------------------

              By an undated agreement, the company paid $100,000 for an option to purchase 100% of the common shares of California Bottling Company, Inc. ("CBC"), a company with a common director. In consideration of the transfer of the shares, the company shall pay $3,571,671 and issue common shares with a value of $1,896,436, valued at one-half of the sum of:

              1. the average closing price for the 10 business days  immediately prior to the date of this agreement; and
              2. the average closing price for the 10 business days  immediately prior to the closing, October 22, 1999 provided that the maximum effective price of the shares shall not exceed $1.50 per share.

WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 3        Investment- Note 6 - (cont'd)
              ----------

              The company also advanced a total of CBC $105,000 as extension fees. As at January 15, 2000, the option expired. The company has maintained ongoing discussions with CBC to establish a new agreement. CBC is holding the $205,000 as a deposit against the future purchase of CBC.

Note 4        Promissory Notes Payable - Notes 5 and 12
              ------------------------

              The promissory notes are unsecured, bear interest at 8% per annum and are due in full with interest on July 31, 2001.

              The  promissory   notes  payable  plus  accrued  interest  may  be
              converted into common shares of the company at any time. The exercise price will be determined on the date of receipt of the written notice to convert (the "Conversion Date") based on a 20% discount to the average closing price for the ten days prior to conversion. Such conversion will carry a warrant to purchase additional common shares with an exercise price set at the closing share price on the conversion date and exercisable with one-year thereof.

Note 5        Capital Stock - Notes 4 and 12
              -------------

              a)  Authorized:

                   50,000,000 common shares with a par value of $0.001 per share
                      500,000 non-voting,  non-cumulative,  non-redeemable
                              preferred shares with a par value of $0.001 per share

              b)  Commitments:

                  Stock Based Compensation

                  Presented below is a summary of the stock option activity for the years shown (for purposes of the stock-based compensation calculation, options cancelled subsequent to December 31, 1999 are not included).


                                                            Number of         Weighted Average
                                                          Stock Options        Exercise Price

                 Balance, beginning 1991 to 1998                      -               -
                 Granted 1999                                   950,000              $0.50
                                                                -------              -----
                 Balance, December 31, 1999                     950,000              $0.50
                                                                =======              =====


WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 5        Capital Stock - Notes 4 and 12 - (cont'd)
              -------------

              b)  Commitments: - (cont'd)

                  Stock Based Compensation

                  The company granted stock options at exercise prices equal to the fair market value of the company's stock at the date of the grant. Pursuant to APBO No. 25, no compensation expense is recognized in this circumstance. Under SFAS No. 123, if the company elects to follow APBO No. 25, it is required to present pro-forma information as to the effect on income and earnings per share as if the company had accounted for its employee stock options under the fair value method of that statement. Had compensation cost been determined based on the fair value at the grant dates for those options issued to directors and employees, the company's net loss and loss per share would have been increased to the pro-forma amounts indicated below:


                                                                   1999              1998              1997
                                                                   ----              ----              ----

                     Loss                   As reported       $     705,213     $      33,441     $        -
                                            Pro-forma         $   1,204,785     $      33,441     $        -

                     Loss per share         As reported       $        0.08     $        0.03     $        -
                                            Pro-forma         $        0.14     $        0.03     $        -


                  Pro-forma  diluted  loss  per  share  has not  been  presented
                  because  the   conversion  of  stock  options  would  have  an
                  anti-dilutive effect.

                  The weighted average fair value at date of grant of the options granted were as follows:


                                                                   1999              1998              1997
                                                                   ----              ----              ----

                     Weighted average fair value              $        0.53     $           -     $           -
                     Total options granted                          950,000                 -                 -
                     Total fair value of all options granted  $     499,572     $           -     $           -


                  The fair value of each option grant was estimated on the date of the grant using the Black-Scholes option-pricing model with the following assumptions:


                                                                   1999              1998              1997
                                                                   ----              ----              ----

                     Expected dividend yield                         0.0%                  -                 -
                     Expected volatility                             232%                  -                 -
                     Risk-free interest rate                        6.33%                  -                 -
                     Expected term in years                           5                    -                 -


                  Preferred Share Conversion

                  The holders of preferred shares have the option to convert 300,000 preferred shares into common shares of the company on the basis of one preferred share for ten common shares. These options expire January 31, 2004.

WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 5        Capital Stock - Notes 4 and 12 - (cont'd)
              -------------

              b)  Commitments: - (cont'd)

                  Share Purchase Options

                  The following common share purchase options were outstanding at December 31, 1999, granting the holders thereof the right to purchase one common share for each option held as follows.


                                                   Number                 Exercise                 Expiry
                                                 of Options           Price Per Share               Date
                                                 ----------           ---------------              ------

                 Directors                          800,000                $0.50           December 31, 2004

                 Employees                          180,000                $0.50           December 31, 2004

                 Consultants                        200,000                $0.75           December 31, 2000
                                                     60,000                $1.00           December 31, 2000
                                                  ---------
                                                  1,240,000
                                                  =========


                  Share Purchase Warrants

                  The following common share purchase warrants were outstanding at December 31, 1999, entitling the holders thereof the right to purchase one common share for each warrant held as follows:


                                                 Number of                Exercise                 Expiry
                                                  Warrants           Price Per Warrant              Date
                                                  --------           -----------------              ----

                                                    100,000                $0.70           September 21, 2000
                                                     71,428                $0.85           December 31, 2000
                                                    -------
                                                    171,428
                                                    =======


                  Convertible Promissory Notes

                      Note 4

                  Restricted Common Stock

                  Included in common stock are a total of 350,000 shares issued to a director and employee, of which ownership does not vest to these individuals until certain performance levels are achieved. As at December 31, 1999, these performance levels have not been achieved.

                  Shares Subscribed

                  On July 26, 1999, a director of the company paid $50,000 to the company as subscriptions for 33,333 common shares at $1.50 per share pursuant to a share subscription agreement. The company paid a finders fee of $2,500 in connection with this financing.

WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 6        Related Party Transactions - Notes 3, 4, 5 and 12
              --------------------------

              The company has incurred costs with directors and companies with common directors as follows:

                                              1999     1998       1997
                                              ----     ----       ----
             Director's fee             $    6,100  $     -   $      -
             Investor relations              1,500        -          -
                                        ----------  -------   --------
                                        $    7,600  $     -   $      -
                                        ==========  =======   ========

              Due to related party, a director of the company, is unsecured, non-interest bearing and has no specific terms for repayment.

              During the year ended December 31, 1999, the company:

              - issued 100,000 common shares to a director of the company at $0.001 for services rendered as a director's fee for $100.
              - issued 300,000 preferred shares pursuant to share subscription agreements at $0.01 per share to directors of the company.

              Accounts payable included $2,276 (1998: $Nil; 1997: $Nil) due to a company with common directors for unpaid expense reimbursements.

Note 7        Deferred Tax Assets

              The Financial Accounting Standards Board issued Statement Number 109 in Accounting for Income Taxes ("FAS 109") which is effective for fiscal years beginning after December 15, 1992. FAS 109 requires the use of the asset and liability method of accounting of income taxes. Under the assets and liability method of FAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

              The following table summarizes the significant components of the company's deferred tax assets:


                                                                   Total

             Deferred Tax Assets

               Net operating loss carryforward                  $     743,600
                                                                --------------
             Gross deferred tax assets                          $     371,800
             Valuation allowance for deferred tax asset           (   371,800)
                                                                --------------
                                                                $           -
                                                                ==============

WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 7        Deferred Tax Assets - (cont'd)
              -------------------

              The amount taken into income as deferred tax assets must reflect that portion of the income tax loss carryforwards, which is likely to be realized from future operations. The company has chosen to provide an allowance of 100% against all available income tax loss carryforwards, regardless of their time of expiry.

Note 8        Income Taxes

              No provision for income taxes has been provided in these financial statements due to the net loss. At December 31, 1999, the company has net operating loss carryforwards, which expire commencing in 2014 totalling approximately $743,600. The potential tax benefit of these losses, if any, has not been recorded in the financial statements.

Note 9        Uncertainty Due to the Year 2000 Issue

              The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using the year 2000 date is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect the company, including those related to customers, suppliers or other third parties, have been fully resolved.

Note 10       New Accounting Standards

              In April 1998, the Accounting Standards Executive committee issued SOP 98-5, "Reporting on the cost of start-up activities". This statement is effective for fiscal years beginning after December 15, 1998. Adopting this standard does not have a material impact on the company's financial position, results of operations or cash flows.

              In June 1998, the Financial Accounting Standards board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which standardized the accounting for derivative instruments. SFAS is effective for all fiscal quarters of all fiscal years beginning after June 15, 1999. Adopting this standard will not have a significant impact on the company's financial positions, results of operations or cash flows.

              In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements." Adopting this Bulletin does not have a significant impact on the company's financial position, results of operations or cash flows.

WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 11       Commitments - Notes 4 and 5
              -----------

              a) By an agreement dated May 4, 1999, the company was granted the right to the use of a Trademark for bottled water and other selected products in the United States and Canada for a term of three years commencing May 4, 1999. Consideration for this right was as follows:

                  - an up-front non-refundable cash amount of $6,897 (CDN$10,000) (paid);
                  - issuance of 25,000 restricted common shares of the company (issued and cancelled); and
                  - a promissory note in the amount of $15,000 payable on June 30, 1999 (paid).

                  Royalties will be paid on the following basis:

                  - $0.20 per case of water sold under the Renoir brand name, where the company sells between 100,000 cases and 249,999 cases in the calendar year
                  - $0.25 per case of water sold under the Renoir brand name where the company sells 250,000 cases or more in the calendar year.

                  The minimum royalty per year will be as follows:

                  - $30,000 in year one of the agreement or $15,000 per semi-annual period
                  - $50,000 per year in years two and three of the agreement and thereafter if the agreement is extended or renewed.

                  The management of the company has abandoned this agreement. As a result, $21,897 of license fees relating to this agreement has been charged to income.

              b)  By an agreement  dated March 1, 1999,  the company  engaged an
                  agent  to  provide  promotional   assistance  and  secure  the
                  endorsements of specified athletes.

                  The term of this agreement is to December 31, 2003 and shall automatically extend to December 31, 2006 unless either party serves written notice of their intent to conclude this agreement by October 1, 2003.

                  The company will compensate the agent as follows:

                  - pay an amount equal to 6% of the company's net sale proceeds from certain products in the United States and Canada for each calendar year

                  Pay royalty compensation as follows:

                  - not less than $25,000 for the partial year 1999, $50,000 for year 2000, $100,000 for year 2001 and $150,000 for year 2002 and each additional year during the term of this agreement

WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 11       Commitments - Notes 4 and 5 - (cont'd)
              -----------

              c) By an agreement dated June 15, 1999, the company was appointed an exclusive agent for the manufacturing and marketing of all Star Trek bottled water products in North America and throughout the world. The term of the agreement was three years.

                  A royalty of 12.5% of all net sales on the first $1,000,000 and then 15.0% of all net sales in excess of $1,000,000 was payable.

                  The company has been named defendant in a legal action alleging breach of contract and misrepresentation. Legal counsel to the company is unable to assess the company's potential liability, if any, resulting from this action. Any settlement will be reflected as a charge to income in the year of the settlement. The company has counter-claimed against the plaintiff for breach of contract.

              d) By an agreement dated March 19, 1999, the company was granted the non-exclusive, non-assignable right to use certain logos in the manufacture and sale of bottled water in the United States and Canada. The term of this agreement is two years terminating December 31, 2001.

                  The royalty payable is 6.0% of the net sales of the licensed products bearing the logos.

              e) By an agreement dated October 1, 1999, the company was granted the exclusive right to the use of a Trademark to market bottled water in the United States and Canada for a term of 27 months expiring December 31, 2001.

                  The royalty rate is 6.5% of net sales. The company must also expend at least $25,000 for marketing during the term of the agreement.

                  The company is required to make the following advance royalty payments:

                  -   $30,000 upon execution of the agreement (paid)
                  -   $30,000 on or before January 31, 2000;  and
                  -   $30,000 on or before July 31 2000.

                  The company guarantees minimum total royalty payments of $120,000, inclusive of the advances, due upon expiration or earlier termination of the agreement.

              f) By an agreement dated December 17, 1999, the company acquired the exclusive right to manufacture, distribute and market bottled water products in the United States and Canada for a term of three years expiring December 31, 2002.

                  The company agrees to pay $10,000 as a non-refundable, recoupable advance guarantee against royalties earned through January 31, 2001, payable as follows:

                  -   $5,000 upon execution of the agreement (paid);  and
                  -   $5,000 to be paid no later than January 31, 2000.

WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 11       Commitments - Notes 4 and 5 - (cont'd)
              -----------

              f)  (cont'd)

                  To pay an additional minimum guarantee of $70,000 through the period ending December 31, 2001 as follows, if unearned in royalties:

                          Minimum

                         Guarantee                     Due
                          Amounts                      Date
                          -------                      ----
                        $   10,000         No later than June 30, 2000
                            10,000         No later than September 30, 2000
                            10,000         No later than December 31, 2000
                            10,000         No later than April 30, 2001
                            10,000         No later than June 30, 2001
                            10,000         No later than September 30, 2001
                            10,000         No later than December 31, 2001

                  The company shall recover, within the three year term of this agreement, the advanced royalty payment by offsetting royalties earned against said advances until the advances are recouped and shall thereafter make royalty payments on a quarterly basis as set forth herein.

                  Exclusivity shall only extend to the agreement through year 1,
                  (2000) if all guarantee payments in the amount of $20,000 are paid no later than June 30, 2000 or gross sales of licensed products exceed $250,000 whichever is sooner.

                  Exclusivity shall only extend to the agreement through years two and three if gross sales of licensed products for each preceding year exceeds $500,000.

                  The company agrees to pay royalties for each unit of the licensed products as follows:

                                   Royalty Rate                  Contract Year
                                   ------------                  -------------
                         4% of the "Net Wholesale Price"              2000
                         6% of the "Net Wholesale Price"              2001
                         7% of the "Net Wholesale Price"              2002

                  This   agreement  will   automatically   be  extended  for  an
                  additional 1 year term with an additional annual guarantee of $50,000 payable as follows:

                  -   $25,000 due on January 1, of said renewal year;  and
                  - $25,000 due on June 1, of said renewal year at the royalty rate of 7% of the "Standard Net Price". Exclusivity will continue if gross sales exceed $700,000 per year during said renewal year.

WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 12       Subsequent Events - Notes 5 and 6
              -----------------

              Subsequent to December 31, 1999:

              i) The company entered into an agreement to acquire the exclusive non-transferable, non-assignable right to manufacture, distribute and market bottled water products in the Unites States and Canada using certain Trademark images as follows:

                  a)  Woody Woodpecker and Friends

                      i)   Guarantee fee - $30,000 payable as follows:
                           - $25,000 due upon execution of the schedule (subsequently paid); and
                           -    $5,000 due on or before December 31, 2001.

                      ii)  Royalty rate - 6% of wholesale price standard

                      iii) License term - expiring December 31, 2001

                      iv) Marketing commitment - the company is to spend a minimum 7.5% of actual sales of the licensed product during the license term toward marketing programs.

                  b)  Universal Studios Monsters

                      i)   Guarantee fee - $25,000 payable as follows:
                           -   $20,000 due upon execution of the schedule
                                (subsequently paid);  and
                           -   $5,000 due on or before December 31, 2002.

                      ii)  Royalty rate - 6% of wholesale price standard

                      iii) License term - expiring December 31, 2002

                      iv) Marketing commitment - the company is to spend a minimum 7.5% of actual sales of the licensed product during the license term toward marketing programs.

                  c)  The Flintstones in Viva Rock Vegas

                      i)   Guarantee fee - $20,000 payable as follows:
                           - $15,000 due upon execution of the schedule (subsequently paid); and
                           -   $5,000 due on or before December 31, 2000.

                      ii)  Royalty rate - 5% of wholesale price standard

                      iii) License term - expiring December 31, 2000

                      iv) Marketing commitment - the company is to spend a minimum 7.5% of actual sales of the licensed product during the license term toward marketing programs.

WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 12       Subsequent Events - Notes 5 and 6 - (cont'd)
              -----------------

                  d)  Rocky and Bullwinkle and Friends

                      i)   Guarantee fee - $25,000 payable as follows:
                           - $25,000 due upon execution of the schedule (subsequently paid); and
                           -    $5,000 on or before June 30, 2000

                      ii)  Royalty rate - 5% of wholesale price standard

                      iii) License term - Expiring June 30, 2002

                      iv) Marketing commitment - the company is to spend a minimum 7.5% of actual sales of the licensed product during the license term toward marketing programs.

                  e) Woody Woodpecker, as used in conjunction with the Team Gordon Licensing Program

                      i)   Guarantee fee - $30,000 payable as follows:
                           - $15,000 due upon execution of the schedule (subsequently paid); and
                           -    $15,000 on or before December 31, 2001

                      ii)  Royalty rate - 6.5%

                      iii) License term - Expiring December 31, 2001

                      iv) Marketing commitment - the company is to spend a minimum 7.5% of actual sales of the licensed articles during the license term toward marketing programs.

              ii) The company  allotted an additional  110,000  common shares in respect to the 22,000 common shares previously issued during the year ended December 31, 1999, so as to adjust the effective purchase price to $0.50 per share from $3.00 per share, with the objective of being more consistent with the market at the time of original issuance.

              iii)The  company  entered  into an  agreement  to acquire  630,000 common shares, representing 51% of the issued and outstanding shares of Tempus, Inc. ("Tempus") for cash consideration of $6,300.

                  In addition, on or before three days after the closing, the company shall purchase the remaining 600,000 issued and outstanding shares of Tempus, (49%) for $0.01 per share from the participating sellers who join this agreement.

                  By plan of merger dated May 13, 2000, the company shall be merged with Tempus and the separate existence of Tempus shall cease and the company shall continue as the surviving corporation and retain the name "WTAA International, Inc.".

              iv) The company  issued 100,000 common shares to a director of the company at $0.001 for services rendered as a directors fee for $100.

              v) The company issued 738,916 common shares, pursuant to a share subscription agreement at $0.203 per share for total proceeds of $150,000.

WTAA Internationl, Inc.
(formerly Canadian Cool Clear WTAA, Inc.)
Notes to the Financial Statements
December 31, 1999 and 1998 - Page 2
(Stated in U.S. dollars)
 ----------------------

Note 12       Subsequent Events - Notes 5 and 6 - (cont'd)
              -----------------

              vi) The company  received  loan  proceeds of $180,000 by way of promissory notes which are unsecured, bear interest at 8% per annum and are due December 31, 2000. The lenders have the right to convert the principal and accrued interest into common shares at an exercise price based on a 20% discount to the closing market price on the date of conversion. Upon conversion, the holders will also receive share purchase warrants entitling the holders thereof the right to purchase additional common shares with an exercise price set at the closing share price on the conversion date and exercisable within two years thereof. The number of share purchase warrants will be based on one-half of the common shares obtained under the share conversion (Note 12 (vii)).

             vii) The  company  received  a notice  of  intent  to  convert  the promissory notes issued subsequent to December 31, 1999 along with accrued interest into common shares of the company. The company issued 915,156 common shares at $0.20 per share (balance outstanding at date of conversion-$183,031). Pursuant to the terms of conversion, 457,578 share purchase warrants were issued. Each warrant entitles the holder thereof the right to purchase one common share of the company at $0.25 per share until May 31, 2002 (Note 12 (vi)).

            viii) The  company  received  a notice  of  intent  to  convert  the promissory notes outstanding as at December 31, 1999 along with the accrued interest into common shares of the company. The company issued 1,508,214 common shares at $0.136 per share (balance outstanding at date of conversion-$205,117). Pursuant to the terms of conversion, 1,508,214 share purchase warrants were issued. Each warrant entitles the holder thereof the right to purchase one common share of the company at $0.17 per share until July 31, 2001.

              xi) The company  granted  1,700,000  directors and employees share purchase options entitling the holders thereof the right to purchase one common share for each option held at $0.20 per share until May 30, 2005. In addition, the company cancelled 30,000 employees share purchase options and 260,000 consultants share purchase options.

Note 13       Prior Period Change

              The company determined that accounts payable at December 31, 1998 was understated by $31,766 due to accrued legal fees not recorded. These fees related to the year ended December 31, 1998. Consequently, accounts payable at December 31, 1998, legal fees for the year ended December 31, 1998 and deficit accumulated during the development stage as at December 31, 1998 were restated to reflect this adjustment.

Note 14       Non-cash Transactions

              Investing and financing activities that do not have a direct impact on cash flows are excluded from the cash flow statement. During the year ended December 31, 1999, the following transaction has been excluded from the statement of cash flows:

              - the company issued a total of 350,000 common shares to a director and employee for services rendered.



                   W T A A INTERNATIONAL/TEMPUS, INC PRO FORMA
                          (A DEVELOPMENT STAGE COMPANY)
             UNAUDITED BALANCE SHEET FOR THE QUARTER ENDED MARCH 31,

ASSETS                                                       2000                     1999
Current Assets

Cash                                                            $ (160)              $ (11,019)
Accounts Receivable                                             29,740                    (300)
Inventory                                                       30,712
Prepaid Expenses                                                   905
Royalty Advances                                               165,000
                                                        ---------------           -------------
Total Current Assets                                           226,196                 (11,319)

Other Assets

Deferred finance charges (net of accum amort)                    8,328                       -
Acquisitions                                                   205,000                       -
Operating Expense Advances                                           -                  50,299
                                                        ---------------           -------------
Total Other Assets                                             213,328                  50,299

                                                        ---------------
                                                                                  -------------
TOTAL ASSETS                                                 $ 439,524                $ 38,981
                                                        ===============           =============


LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities

Accounts Payable                                               230,079               $ 119,086
Tax Liabilities                                                 (2,246)                 $ (582)
Due to related party                                            41,619                   1,350
                                                        ---------------           -------------
Total Current Liabilities                                      269,451                 119,854

Long Term Liabilities

Promissory notes payable                                       371,800                       -

Stockholder's Equity

  Common stock - Notes 4, 5, 6 and 12                           10,312                   9,022
  Additional paid-in capital                                   853,062                  69,978

  Preferred stock - Notes 5 and 6                                  300                     300
  Additional paid-in capital                                     2,700                   2,700

  Deficit                                                   (1,068,101)               (162,873)
                                                        ---------------           -------------
Total Stockholder's Equity                                    (201,727)                (80,873)
                                                        ---------------           -------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $ 439,524                $ 38,981
                                                        ===============           =============




                  W T A A INTERNATIONAL/TEMPUS, INC. PRO FORMA
                          (A DEVELOPMENT STAGE COMPANY)
            UNAUDITED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                         FOR THE QUARTER ENDED MARCH 31,

                                                                  2000                     1999
                                                             ---------------          ---------------
Sales                                                              $ 39,344                      $ -
Cost of goods sold                                                   49,758                      300
                                                             ---------------          ---------------
                                                                    (10,414)                    (300)

General and Administrative Expenses

   Accounting and audit fees                                              -                        -
   Advertising                                                       14,146                   10,107
   Amortization of deferred finance charges                             308                        -
   Bad debts                                                          2,491                        -
   Bank charges and interest                                          8,527                    2,878
   Consulting fees                                                   10,464                    9,286
   Courier                                                          111,348                    1,753
   Director's fee - Note 6                                            3,100                        -
   Dues and subscriptions                                             1,000                    1,284
   Insurance                                                            360                      310
   Investor relations - Note 6
   Legal fees                                                        47,159                   13,398
   License fees - Note 11                                                                         54
   Office and general                                                 4,020                    6,973
   Printing
   Rent                                                               8,181                    8,287
   Telephone                                                          9,472                    9,822
   Travel and entertainment                                          10,837                   20,025
   Wages and benefits                                                82,619                   39,956
                                                             ---------------          ---------------
                                                                    314,032                  124,132

Net loss for the quarter                                           (324,446)                (124,432)

Loss per share                                                        (0.03)                   (0.12)
                                                             ---------------          ---------------

Weighted Average Common Shares                                   10,690,850                1,000,000



                    WTAA INTERNATIONAL/TEMPUS, INC. PRO FORMA
                          (A DEVELOPMENT STAGE COMPANY)
                        UNAUDITED STATEMENT OF CASH FLOWS
                         FOR THE QUARTER ENDED MARCH 31,

                                                                   2000                     1999

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)                                                 $ (324,446)               $ (33,441)

Add items not using cash
  Amortization of deferred finance charges                               308                        -
  Consulting fees, wages and benefits - Note 14                            -                        -
  Inventory write-down                                                     -                        -
                                                              ---------------           --------------
                                                                    (324,138)                 (33,441)

Adjustments to reconcile net loss to net cash used
in operations
  Accounts receivable                                                (20,483)                       -
  Inventory                                                              550                        -
  Prepaid expenses                                                       359                        -
  Royalty advances                                                  (130,000)                       -
  Accounts payable                                                    95,922                   32,091
  Tax liabilities                                                     (2,246)
  Due to related parties                                              40,269                    1,350
                                                              ---------------           --------------

Net cash used in operating activities                               (339,767)                       -
                                                              ---------------

Cash Flow Used in Investing Activity

  Deposit on investment                                                    -                        -
                                                              ---------------           --------------

Cash Flow Provided by Financing Activities

  Proceeds from promissory notes payable                             180,000                        -
  Increase in deferred finance charges                                     -                        -
  Issuance of common shares                                          137,800                        -
  Issuance of preferred shares                                             -                        -
  Payment of finder's fee                                                  -                        -
  Shares subscribed                                                        -                        -
                                                              ---------------           --------------
Net cash provided by financing activities                            317,800                        -

Net increase (decrease) in cash during the quarter                   (21,967)                       -

Cash, beginning of period                                             21,808                        -

Cash, end of period                                                   $ (159)                     $ -
                                                              ===============           ==============




                    WTAA INTERNATIONAL/TEMPUS, INC. PRO FORMA
                          (A DEVELOPMENT STAGE COMPANY)
             UNAUDITED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
              For the years ended December 31, 1999, 1998 and 1997


                                                   Common        Common        Paid in           Accumulated      Stockholder's
                                                 No./shares     $ Amount       Capital           Deficit             Equity
                                                -------------  ------------   -----------      -------------      -------------
Balance December 31, 1993                                  -             -                                -                  -

Issued for services rendered                          10,000            10         4,990                                 5,000

Net loss for the year                                                                                (5,000)            (5,000)
                                                -------------------------------------------------------------------------------
Balance at March 31, 1998                             10,000          $ 10       $ 4,990           $ (5,000)               $ -

Forward stock split 100 for 1                        990,000           990          (990)                                    -

Net loss for the year                                                                                (1,675)            (1,675)
                                                -------------------------------------------------------------------------------
Balance at December 31, 1998                       1,000,000       $ 1,000       $ 4,000           $ (6,675)          $ (1,675)

Prior period adjustment for legal fees(Note 13)                                                    (31,766)           (31,766)

Issued for cash:                                                                                                             -
  Private placement      - at $ 0.001              8,000,000         8,000                                               8,000
  Share subscriptions     - at $ 0.60                583,333           583       349,417                               350,000
                          - at $ 0.70                142,857           143        99,857                               100,000
                          - at $ 1.25                100,979           101       126,123                               126,224
                          - at $ 1.35                 55,556            56        74,944                                75,000
                          - at $ 3.00                 22,000            22        65,978                                66,000
For services rendered                                350,000           350                                                 350
  Less: finder's fee                                       -          (782)      (51,718)                              (52,500)
Net loss for the year                                      -                                       (705,213)          (705,213)
                                                -------------------------------------------------------------------------------
Balance December 31, 1999                         10,254,725         9,473       668,601           (743,654)           (65,580)

Issued for cash

  Subscribed shares issued                            33,333                      47,500                                47,500
  Private placement      - at $ 0.203                738,916           739       149,261                               150,000
  Merger with Tempus, Inc.                                                       (12,300)                              (12,300)
For services rendered                                100,000           100                                                 100
Net loss for the quarter                                                                         $ (324,446)          (324,446)
                                                -------------------------------------------------------------------------------
Balance at March 31, 2000                         11,126,974        10,312       853,062         (1,068,100)          (204,726)


Note: For purposes of this consolidation and proforma the results of a private placement and the acquisition of Tempus, Inc. are shown as if they had taken effect as of the end of the fiscal quarter, or March 31, 2000. The actual transaction occurred in May of 2000.